                                                                   EXHIBIT 23(a)



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors


Fleet Financial Group, Inc.:



     We consent to the use of our report incorporated by reference in the Fleet Financial Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1993 which is incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.



                                            /S/  KPMG PEAT MARWICK LLP



Providence, Rhode Island


October 27, 1994